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Exhibit 32: Certifications Pursuant to Rule 13a-14(b) of the Securities Exchange
Act of 1934




                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Global Wireless Satellite Networks (USA), Inc. (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, Dennis W. Mee, Chief Executive Officer of Global Wireless Satellite Networks (USA), Inc., and I, Scott Kostiuk, Chief Financial Officer of Global Wireless Satellite Networks (USA), Inc. , hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Global Wireless Satellite Networks (USA), Inc.


April 13, 2004              By:   /s/ Dennis W. Mee
                                  ----------------------------------
                                  Dennis W. Mee
                                  Chief Executive Officer, President


April 13, 2004              By:   /s/ Scott Kostiuk
                                  ----------------------------------
                                  Scott Kostiuk
                                  Chief Financial Officer, Secretary & Treasurer


A signed original of this written statement required by Section 906, or other documentation authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Global Wireless Satellite Networks (USA), Inc. and will be retained by Global Wireless Satellite Networks (USA), Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the Annual Report on Form 10-KSB to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of Global Wireless Satellite Networks (USA), Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Annual Report on Form 10-KSB, irrespective of an general incorporation language contained in such filing).